Exhibit 99.2
Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

	December 31,	September 30,	Linked Quarter	December 31,
(dollars in thousands)	2006	2006	% Change	2005	% Change

Assets
Cash and due from banks	$1,207,390	$1,291,070	(6)%	$1,284,064	(6)%
Federal funds sold	9,300	6,800	37	12,700	(27)
Cash and cash equivalents	1,216,690	1,297,870	(6)	1,296,764	(6)
Loans held for sale	52,741	79,854	(34)	30,091	75
Trading securities	106,007	92,622	14	143,016	(26)
Securities available for sale	11,098,113	10,800,173	3	9,518,821	17
Securities held to maturity	14,884,982	14,245,638	4	13,005,364	14
Loans:
Commercial real estate:
Investor developer	2,625,628	2,356,162	11	2,001,674	31
Residential construction	280,476	315,024	(11)	290,530	(3)
	2,906,104	2,671,186	9	2,292,204	27
Commercial loans:
Term	2,392,889	2,120,086	13	1,781,148	34
Line of credit	1,843,545	1,752,938	5	1,517,347	21
Demand	0	0	0	0	0
	4,236,434	3,873,024	9	3,298,495	28
Owner-occupied	2,845,791	2,729,172	4	2,402,300	18
	7,082,225	6,602,196	7	5,700,795	24
Consumer:
Mortgages (1-4 family residential)	2,235,247	2,208,454	1	2,000,309	12
Installment	287,151	267,158	7	211,332	36
Home equity	2,958,893	2,834,562	4	2,353,581	26
Credit lines	137,429	113,939	21	100,431	37
	5,618,720	5,424,113	4	4,665,653	20
Total loans	15,607,049	14,697,495	6	12,658,652	23
Less allowance for loan losses	152,053	146,791	4	133,664	14
	15,454,996	14,550,704	6	12,524,988	23
Bank premises and equipment, net	1,753,670	1,577,738	11	1,378,786	27
Goodwill and other intangible assets	141,631	147,653	(4)	106,926	32
Other assets	555,930	511,258	9	461,281	21
Total assets	$45,264,760	$43,303,510	5%	$38,466,037	18%

Liabilities
Deposits:
Demand:
Noninterest-bearing	$8,936,824	$8,649,757	3%	$8,019,878	11%
Interest-bearing	16,853,457	15,692,939	7	13,286,678	27
Savings	10,459,306	10,646,687	(2)	9,486,712	10
Time	5,038,624	5,152,278	(2)	3,933,445	28
Total deposits	41,288,211	40,141,661	3	34,726,713	19

Other borrowed money	777,404	118,400	557	1,106,443	(30)
Other liabilities	382,211	328,088	16	323,708	18
Long-term debt	0	0	0	0	0
	42,447,826	40,588,149	5	36,156,864	17
Stockholders' Equity
Common stock	189,738	188,135	1	179,499	6
Capital in excess of par value	1,744,691	1,689,262	3	1,450,843	20
Retained earnings	974,606	920,450	6	750,710	30
Accumulated other comprehensive (loss) income	(65,240)	(63,829)	2	(59,169)	10
	2,843,795	2,734,018	4	2,321,883	22

Less treasury stock, at cost	26,861	18,657	44	12,710	111
Total stockholders' equity	2,816,934	2,715,361	4	2,309,173	22
Total liabilities and stockholders' equity	$45,264,760	$43,303,510	5%	$38,466,037	18%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

	December 31,	September 30, 2006			December 31, 2005
(dollars in thousands)	2006	Actual	$ Change	% Change	Actual	$ Change	% Change

Assets
Cash and due from banks	$1,207,390	$1,291,070	($83,680)	(6)%	$1,284,064	($76,674)	(6)%
Federal funds sold	9,300	6,800	2,500	37	12,700	(3,400)	(27)
Cash and cash equivalents	1,216,690	1,297,870	(81,180)	(6)	1,296,764	(80,074)	(6)
Loans held for sale	52,741	79,854	(27,113)	(34)	30,091	22,650	75
Trading securities	106,007	92,622	13,385	14	143,016	(37,009)	(26)
Securities available for sale	11,098,113	10,800,173	297,940	3	9,518,821	1,579,292	17
Securities held to maturity	14,884,982	14,245,638	639,344	4	13,005,364	1,879,618	14

Loans	15,607,049	14,697,495	909,554	6	12,658,652	2,948,397	23
Less allowance for loan losses	152,053	146,791	5,262	4	133,664	18,389	14
	15,454,996	14,550,704	904,292	6	12,524,988	2,930,008	23
Reserve %	1.03%	1.05%			1.12%
Bank premises and equipment, net	1,753,670	1,577,738	175,932	11	1,378,786	374,884	27
Other assets	697,561	658,911	38,650	6	568,207	129,354	23
Total assets	$45,264,760	$43,303,510	$1,961,250	5%	$38,466,037	$6,798,723	18%

Liabilities
Deposits:
Demand:
Noninterest-bearing	$8,936,824	$8,649,757	$287,067	3%	$8,019,878	$916,946	11%
Interest-bearing	16,853,457	15,692,939	1,160,518	7	13,286,678	3,566,779	27
Savings	10,459,306	10,646,687	(187,381)	(2)	9,486,712	972,594	10
Time	5,038,624	5,152,278	(113,654)	(2)	3,933,445	1,105,179	28
Total deposits	41,288,211	40,141,661	1,146,550	3	34,726,713	6,561,498	19

Core deposits	40,076,568	38,538,568	1,538,000	4	33,869,540	6,207,028	18

Total other liabilities	1,159,615	446,488	713,127	160	1,430,151	(270,536)	(19)
	42,447,826	40,588,149	1,859,677	5	36,156,864	6,290,962	17

Stockholders' Equity	2,816,934	2,715,361	101,573	4	2,309,173	507,761	22

Total liabilities and stockholders' equity	$45,264,760	$43,303,510	$1,961,250	5%	$38,466,037	$6,798,723	18%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

	December 31,
(dollars in thousands)	2006	2005

Assets
Cash and due from banks	$1,207,390	$1,284,064
Federal funds sold	9,300	12,700
Cash and cash equivalents	1,216,690	1,296,764
Loans held for sale	52,741	30,091
Trading securities	106,007	143,016
Securities available for sale	11,098,113	9,518,821
Securities held to maturity	14,884,982	13,005,364
(market value 2006-$14,617,764; 2005-$12,758,552)
Loans	15,607,049	12,658,652
Less allowance for loan losses	152,053	133,664
	15,454,996	12,524,988
Bank premises and equipment, net	1,753,670	1,378,786
Goodwill and other intangible assets	141,631	106,926
Other assets	555,930	461,281
Total assets	$45,264,760	$38,466,037

Liabilities
Deposits:
Demand:
Noninterest-bearing	$8,936,824	$8,019,878
Interest-bearing	16,853,457	13,286,678
Savings	10,459,306	9,486,712
Time	5,038,624	3,933,445
Total deposits	41,288,211	34,726,713

Other borrowed money	777,404	1,106,443
Other liabilities	382,211	323,708
Long-term debt	0	0
	42,447,826	36,156,864

Stockholders' Equity
Common stock, 189,738,423 shares issued (179,498,717 shares in 2005)	189,738	179,499
Capital in excess of par value	1,744,691	1,450,843
Retained earnings	974,606	750,710
Accumulated other comprehensive (loss) income	(65,240)	(59,169)
	2,843,795	2,321,883

Less treasury stock, at cost, 1,231,081 shares (837,338 shares in 2005)	26,861	12,710
Total stockholders' equity	2,816,934	2,309,173

Total liabilities and stockholders' equity	$45,264,760	$38,466,037

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
(dollars in thousands, except per share amounts)	2006	2005	% Change	2006	2005	% Change

Interest income
Interest and fees on loans	$262,743	$194,617	35%	$970,270	$680,552	43%
Interest on investments	342,005	278,317	23	1,301,928	981,420	33
Other interest	4,345	293	1,383	6,926	3,272	112
Total interest income	609,093	473,227	29	2,279,124	1,665,244	37

Interest expense
Interest on deposits:
Demand	146,773	84,148	74	495,147	252,674	96
Savings	72,947	45,866	59	261,428	123,419	112
Time	60,134	31,987	88	189,944	98,780	92
Total interest on deposits	279,854	162,001	73	946,519	474,873	99
Interest on other borrowed money	3,568	12,386	(71)	58,097	28,410	104
Interest on long-term debt	0	0	0	0	8,379	(100)
Total interest expense	283,422	174,387	63	1,004,616	511,662	96

Net interest income	325,671	298,840	9	1,274,508	1,153,582	10
Provision for credit losses	10,200	5,400	89	33,700	19,150	76
Net interest income after provision for credit losses	315,471	293,440	8	1,240,808	1,134,432	9

Noninterest income
Deposit charges and service fees	102,840	81,624	26	374,210	282,692	32
Other operating income	61,101	42,600	43	214,246	174,132	23
Net investment securities (losses) gains	2,697	(25,541)	(111)	2,697	(14,030)	(119)
Total noninterest income	166,638	98,683	69	591,153	442,794	34

Total Revenues	492,309	397,523	24	1,865,661	1,596,376	17

Noninterest expense
Salaries and benefits	163,067	145,426	12	614,627	526,428	17
Occupancy	55,237	46,101	20	196,498	165,077	19
Furniture and equipment	43,916	36,794	19	161,075	126,986	27
Office	17,150	15,708	9	62,234	55,833	11
Marketing	12,515	10,544	19	42,737	37,261	15
Other	71,289	66,320	7	278,590	234,795	19
Total noninterest expenses	363,174	320,893	13	1,355,761	1,146,380	18

Income before income taxes	118,935	71,230	67	476,200	430,846	11
Provision for federal and state income taxes	40,272	24,292	66	161,051	147,907	9
Net income	$78,663	$46,938	68%	$315,149	$282,939	11%

Net income per common and common equivalent share:
Basic	$0.41	$0.27	52%	$1.70	$1.70	0%
Diluted	$0.40	$0.26	54	$1.63	$1.61	1
Average common and common equivalent shares outstanding:
Basic	187,704	174,958	7	184,919	165,974	11
Diluted	196,052	182,801	7	193,674	179,135	8
Cash dividends, common stock	$0.13	$0.12	8%	$0.49	$0.45	9%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

	Three Months Ended
	December 31,	September 30,		December 31,
(dollars in thousands, except per share amounts)	2006	2006	% Change	2005	% Change

Interest income
Interest and fees on loans	$262,743	$255,663	3%	$194,617	35%
Interest on investments	342,005	339,825	1	278,317	23
Other interest	4,345	1,918	127	293	1,383
Total interest income	609,093	597,406	2	473,227	29

Interest expense
Interest on deposits:
Demand	146,773	132,349	11	84,148	74
Savings	72,947	70,320	4	45,866	59
Time	60,134	52,375	15	31,987	88
Total interest on deposits	279,854	255,044	10	162,001	73
Interest on other borrowed money	3,568	20,392	(83)	12,386	(71)
Interest on long-term debt	0	0	0	0	0
Total interest expense	283,422	275,436	3	174,387	63

Net interest income	325,671	321,970	1	298,840	9
Provision for credit losses	10,200	9,499	7	5,400	89
Net interest income after provision for credit losses	315,471	312,471	1	293,440	8

Noninterest income
Deposit charges and service fees	102,840	97,436	6	81,624	26
Other operating income	61,101	53,121	15	42,600	43
Net investment securities (losses) gains	2,697	0	0	(25,541)	(111)
Total noninterest income	166,638	150,557	11	98,683	69

Total Revenues	492,309	472,527	4	397,523	24

Noninterest expense
Salaries and benefits	163,067	156,105	4	145,426	12
Occupancy	55,237	49,534	12	46,101	20
Furniture and equipment	43,916	41,543	6	36,794	19
Office	17,150	15,213	13	15,708	9
Marketing	12,515	10,712	17	10,544	19
Other	71,289	70,362	1	66,320	7
Total noninterest expenses	363,174	343,469	6	320,893	13

Income before income taxes	118,935	119,559	(1)	71,230	67
Provision for federal and state income taxes	40,272	39,890	1	24,292	66
Net income	$78,663	$79,669	(1)%	$46,938	68%

Net income per common and common equivalent share:
Basic	$0.41	$0.43	(5)%	$0.27	52%
Diluted	$0.40	$0.41	(2)	$0.26	54
Average common and common equivalent shares outstanding:
Basic	187,704	186,527	1	174,958	7
Diluted	196,052	194,754	1	182,801	7
Cash dividends, common stock	$0.13	$0.12	8%	$0.12	8%

Return on average assets	0.71%	0.74%		0.50%
Return on average equity	11.34	12.06		8.67

Commerce Bancorp, Inc.
Selected Consolidated Financial Data
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			%			%
	2006	2005	Change	2006	2005	Change
	(dollars and shares in thousands)			(dollars and shares in thousands)

Income Statement Data:
Net interest income	$325,671	$298,840	9%	$1,274,508	$1,153,582	10%
Provision for credit losses	10,200	5,400	89	33,700	19,150	76
Noninterest income	166,638	98,683	69	591,153	442,794	34
Total revenues	492,309	397,523	24	1,865,661	1,596,376	17
Noninterest expense	363,174	320,893	13	1,355,761	1,146,380	18
Net income	78,663	46,938	68	315,149	282,939	11

Per Share Data:
Net income - Basic	$0.41	$0.27	52%	$1.70	$1.70	-%
Net income - Diluted	0.40	0.26	54	1.63	1.61	1

Book value - Basic				$14.94	$12.92	16%
Book value - Diluted				14.28	12.38	15

Revenue per share - Diluted	$10.04	$8.70	15%	$9.63	$8.91	8%

Weighted Average Shares Outstanding:
Basic	187,704	174,958		184,919	165,974
Diluted	196,052	182,801		193,674	179,135

Balance Sheet Data:

Total assets				$45,264,760	$38,466,037	18%
Loans (net)				15,454,996	12,524,988	23
Allowance for credit losses				160,269	141,464	13
Securities available for sale				11,098,113	9,518,821	17
Securities held to maturity				14,884,982	13,005,364	14
Total deposits				41,288,211	34,726,713	19
Core deposits				40,076,568	33,869,540	18
Stockholders' equity				2,816,934	2,309,173	22

Capital:

Stockholders' equity to total assets				6.22%	6.00%

Risk-based capital ratios:
Tier I				11.82	11.81
Total capital				12.53	12.58

Leverage ratio				6.22	6.04

Performance Ratios:

Cost of funds	2.76%	2.01%		2.59%	1.65%
Net interest margin	3.25	3.52		3.35	3.77
Return on average assets	0.71	0.50		0.75	0.83
Return on average total stockholders' equity	11.34	8.67		12.26	14.90

The following summary presents information regarding non-performing loans and assets as of December 31, 2006 and the preceding four quarters (dollar amounts in thousands).

	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005
Non-accrual loans:
Commercial	$33,686	$33,658	$34,904	$16,975	$16,712
Consumer	11,820	9,325	8,927	9,285	8,834
Commercial real estate:
Construction	3,531	496	1,708	1,726	1,763
Mortgage	1,565	1,828	2,523	2,096	4,329
Total non-accrual loans	50,602	45,307	48,062	30,082	31,638

Restructured loans:
Commercial	-	-	2,941	3,037	3,133
Consumer	-	-	-	-	-
Commercial real estate:
Construction	-	-	-	-	-
Mortgage	-	-	-	-	-
Total restructured loans	-	-	2,941	3,037	3,133

Total non-performing loans	50,602	45,307	51,003	33,119	34,771

Other real estate/foreclosed assets	2,610	2,022	1,369	435	279

Total non-performing assets	53,212	47,329	52,372	33,554	35,050

Loans past due 90 days or more
and still accruing	620	441	583	332	248

Total non-performing assets and
loans past due 90 days or more	$53,832	$47,770	$52,955	$33,886	$35,298

Total non-performing loans as a
percentage of total period-end
loans	0.32%	0.31%	0.36%	0.25%	0.27%

Total non-performing assets as a
percentage of total period-end assets	0.12%	0.11%	0.12%	0.08%	0.09%

Total non-performing assets and loans
past due 90 days or more as a
percentage of total period-end assets	0.12%	0.11%	0.12%	0.08%	0.09%

Allowance for credit losses as a
percentage of total non-performing
loans	317%	341%	291%	432%	407%

Allowance for credit losses as a percentage
of total period-end loans	1.03%	1.05%	1.04%	1.06%	1.12%

Total non-performing assets and loans
past due 90 days or more as a
percentage of stockholders' equity and
allowance for credit losses	2%	2%	2%	1%	1%

The following table presents, for the periods indicated, an analysis of the allowance for credit losses and other related data: (dollar amounts in thousands)

	Three Months Ended		Twelve Months Ended
	12/31/06	12/31/05	12/31/06	12/31/05

Balance at beginning of period	$154,572	$138,903	$141,464	$135,620
Provisions charged to operating expenses	10,200	5,400	33,700	19,150
	164,772	144,303	175,164	154,770

Recoveries on loans charged-off:
Commercial	1,652	626	5,987	2,546
Consumer	232	1,234	1,604	2,566
Commercial real estate	10	-	385	80
Total recoveries	1,894	1,860	7,976	5,192

Loans charged-off:
Commercial	(3,925)	(4,842)	(14,107)	(13,944)
Consumer	(2,376)	(2,192)	(8,179)	(5,912)
Commercial real estate	(96)	(159)	(585)	(1,136)
Total charge-offs	(6,397)	(7,193)	(22,871)	(20,992)
Net charge-offs	(4,503)	(5,333)	(14,895)	(15,800)

Allowance for credit loss acquired bank		2,494		2,494

Balance at end of period	$160,269	$141,464	$160,269	$141,464

Net charge-offs as a percentage of
average loans outstanding	0.12%	0.18%	0.11%	0.15%

Net Allowance Additions	$5,697	$2,561	$18,805	$5,844

Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	December 2006			September 2006			December 2005
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$24,610,625	$335,665	5.41%	$24,566,553	$334,250	5.40%	$21,761,130	$273,042	4.98%
Tax-exempt	586,903	8,596	5.81	530,542	7,641	5.71	518,699	6,279	4.80
Trading	103,468	1,157	4.44	78,103	934	4.74	124,625	1,838	5.85
Total investment securities	25,300,996	345,418	5.42	25,175,198	342,825	5.40	22,404,454	281,159	4.98
Federal funds sold	323,652	4,345	5.33	145,897	1,918	5.22	26,165	293	4.44
Loans
Commercial mortgages	5,192,406	92,553	7.07	5,001,608	90,050	7.14	4,124,373	68,958	6.63
Commercial	3,764,466	74,777	7.88	3,603,790	72,606	7.99	2,893,352	51,892	7.12
Consumer	5,533,248	88,846	6.37	5,407,721	87,077	6.39	4,402,231	68,197	6.15
Tax-exempt	538,746	10,104	7.44	510,950	9,123	7.08	487,280	8,570	6.98
Total loans	15,028,866	266,280	7.03	14,524,069	258,856	7.07	11,907,236	197,617	6.58

Total earning assets	$40,653,514	$616,043	6.01%	$39,845,164	$603,599	6.01%	$34,337,855	$479,069	5.53%

Sources of Funds
Interest-bearing liabilities
Savings	$10,643,889	$72,947	2.72%	$10,592,676	$70,320	2.63%	$8,993,005	$45,866	2.02%
Interest bearing demand	16,280,718	146,773	3.58	14,975,663	132,349	3.51	13,222,933	84,148	2.52
Time deposits	3,723,163	39,578	4.22	3,344,257	32,667	3.88	2,970,865	23,540	3.14
Public funds	1,525,472	20,556	5.35	1,470,116	19,708	5.32	861,920	8,447	3.89
Total deposits	32,173,242	279,854	3.45	30,382,712	255,044	3.33	26,048,723	162,001	2.47

Other borrowed money	267,992	3,568	5.28	1,543,210	20,392	5.24	1,213,323	12,386	4.05
Long-term debt	0	0	0.00	0	0	0.00	0	0	0.00
Total deposits and interest-bearing liabilities	32,441,234	283,422	3.47	31,925,922	275,436	3.42	27,262,046	174,387	2.54

Noninterest-bearing funds (net)	8,212,280			7,919,242			7,075,809
Total sources to fund earning assets	$40,653,514	283,422	2.76	$39,845,164	275,436	2.74	$34,337,855	174,387	2.01

Net interest income and
margin tax-equivalent basis		$332,621	3.25%		$328,163	3.27%		$304,682	3.52%

Other Balances
Cash and due from banks	$1,174,831			$1,219,806			$1,304,177
Other assets	2,451,220			2,359,885			1,945,109
Total assets	44,127,276			43,279,878			37,445,373
Total deposits	40,704,685			38,772,316			33,783,365
Demand deposits (noninterest-bearing)	8,531,443			8,389,604			7,734,642
Other liabilities	378,776			321,225			282,218
Stockholders' equity	2,775,823			2,643,127			2,166,467
Allowance for loan losses	152,289			144,977			141,768

Notes -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
-Non-accrual loans have been included in the average loan balance.
-Consumer loans include loans held for sale.

Commerce Bancorp, Inc. and Subsidiaries
Computation of Net Income Per Share
(dollars in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,

	2006	2005	2006	2005
Basic:
Net income applicable to common stock	$78,663	$46,938	$315,149	$282,939

Average common shares outstanding	187,704	174,958	184,919	165,974

Net income per common share	$0.41	$0.27	$1.70	$1.70

Diluted:
Net income applicable to common stock	$78,663	$46,938	$315,149	$282,939
on a diluted basis
Interest expense on trust preferred securities				5,446
	$78,663	$46,938	$315,149	$288,385

Average common shares outstanding	187,704	174,958	184,919	165,974
Additional shares considered in diluted
computation assuming:
Exercise of stock options	8,348	7,843	8,755	7,843
Conversion of trust preferred securities				5,318

Average common and common equivalent
shares outstanding	196,052	182,801	193,674	179,135

Net income per common and common
equivalent share	$0.40	$0.26	$1.63	$1.61